Low Beta Tactical 500 Fund

Investor Class – LBTTX

Institutional Class – LBETX

a series of Northern Lights Fund Trust IV

Supplement dated April 11, 2019

to the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated September 28, 2018

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Effective immediately, references to the website where Fund documents are available on the cover page of the Prospectus and elsewhere in the Prospectus and SAI are hereby changed from Lowbeta500fund.com to LGMCapitalmanagment.com.

Effective immediately, the first and second paragraph under the heading “Principal Investment Strategies” on page 2 in the “Fund Summary” section of the Prospectus is replaced with the following:

The Fund seeks to achieve its investment objective by investing in (or allocating to) an unaffiliated exchange traded fund (“ETF”) that tracks the S&P 500 Index when the Fund’s adviser believes the stock market is likely to rise, and selling the ETF, and investing in (or allocating to) an unaffiliated money market fund when the adviser believes the stock market is likely to decline. The adviser’s decision to invest in or allocate to an ETF or a money market fund is based on the adviser’s technical research, tactical analysis and evaluation of market trends. A market trend is the movement of a financial market in a particular direction over time. The adviser may invest all or a portion of the Fund’s assets in an ETF or a money market fund at any given time, depending on its assessment of market trends and other factors. The Fund is a “fund of funds,” which means it invests primarily in other funds.

The adviser believes that by applying its tactical analysis of current and historical market trends, it can produce returns in the S&P 500 Index over a complete market cycle with lower volatility, or “beta” than the index. The adviser’s strategy of investing in or allocating to a money market fund is intended to protect principal and lower volatility and risk exposure during unfavorable or declining market conditions. The Fund’s adviser may engage in active and frequent trading of the Fund’s portfolio to achieve the Fund’s investment objective.

Effective immediately, the first, second and third paragraphs under the heading “Principal Investment Strategies” in the “Additional Information About Principal Investment Strategies and Related Risks” on page 4 of the Prospectus is replaced with the following:

The Fund seeks to achieve its investment objective by investing in (or allocating to) an unaffiliated exchange traded fund (“ETF”) that tracks the S&P 500 Index when the Fund’s adviser believes the stock market is likely to rise, and selling the ETF, and investing in (or allocating to) an unaffiliated money market fund when the adviser believes the stock market is likely to decline. The adviser’s decision to invest in or allocate to an ETF or a money market fund is based on the adviser’s technical research, tactical analysis and evaluation of market trends. The adviser may invest all or a portion of the Fund’s assets in an ETF or a money market fund at any given time, depending on its assessment of market trends and other factors. The Fund is a “fund of funds,” which means it invests primarily in other funds.

The adviser believes that by applying its tactical analysis of current and historical market trends, it can produce returns in the S&P 500 Index over a complete market cycle with lower volatility, or “beta” than the index. The adviser’s strategy of investing in or allocating to a money market fund is intended to protect principal and lower volatility and risk exposure during unfavorable or declining market conditions. The Fund’s adviser may engage in active and frequent trading of the Fund’s portfolio to achieve the Fund’s investment objective.

The adviser may allocate the Fund’s portfolio to a single unaffiliated S&P 500 ETF when the adviser's tactical analysis suggests the market is likely to rise. S&P 500 ETFs hold a portfolio of common stocks designed to replicate the performance of the S&P 500 Index which is comprised of the nation’s 500 largest corporations. When the adviser’s tactical analysis suggests a pending declining market, it may allocate all of the Fund’s portfolio to a U.S. money market in an effort to preserve principal, and lower risk exposure and volatility.

Effective April 3, 2019, the following table replaces the Officer information on pages 22-23 of the SAI:

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang 80 Arkay Drive Hauppauge, NY 11788 Born in 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Sam Singh 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Treasurer since 2015	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Jennifer Farrell 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Secretary since 2017	Manager, Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).	N/A	N/A

James Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Chief Compliance Officer since 2019***	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** As of March 1, 2019, the Trust was comprised of 18 other active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

*** Effective April 3, 2019, Mr. Ash was appointed as the Chief Compliance Officer of the Trust.

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This Supplement, the Fund’s Prospectus, and Statement of Additional Information, dated September 28, 2018, provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 1-844-655-9371.